UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
October 13, 2004

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE                  0-19649               58-1654960
(State or Other         (Commission           (IRS Employer
Jurisdiction of          File Number)      Identification No.)
Incorporation)

4300 WEST CYPRESS STREET, SUITE 600, TAMPA FLORIDA 33607
(Address of Principal Executive Offices)     (Zip Code)

(813) 283-7000
(Registrant's Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____ Written communications pursuant to Rule 425
under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12
under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to
Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

____ Pre-commencement communications pursuant to
Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

SECTION 7		REGULATION FD

Item 7.01.  	REGULATION FD DISCLOSURE.

On October 13, 2004, the Registrant issued a news release entitled "Checkers Announces
New Repurchase Program For An Additional
1.2 Million Shares As It Completes Previous
Program", a copy of which is attached hereto as Exhibit 99.1.

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01		FINANCIAL STATEMENTS AND EXHIBITS, (c) EXHIBITS

99.1 		Press Release, dated October 13, 2004


SIGNATURES

Pursuant to the requirements of the
Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.



By:_________________________________
Name:   Keith E. Sirois
Title:  Director, CEO and President
Dated:  October 13, 2004


Exhibit 99.1

CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600,
Tampa, Florida 33607
* (813) 283-7000 * (813) 283-7001

CONTACT:	Kim Francis
		MARC Public Relations
		412-562-1186

		Brad Cohen
		Integrated Corporate Relations, Inc.
		203-222-9013 ext. 238

CHECKERS ANNOUNCES NEW REPURCHASE PROGRAM FOR
AN ADDITIONAL 1.2 MILLION SHARES AS IT COMPLETES
PREVIOUS PROGRAM

Tampa, FL - October 13, 2004 - Checkers Drive-In
Restaurants, Inc. (NASDAQ: CHKR) today announced that its Board of Directors has approved a share repurchase program authorizing the Company to repurchase up to 1.2 million shares of its common stock. Under the plan, the Company may purchase common stock from time to time in the open market or in privately negotiated block purchase transactions.
The amount and timing of any purchases will be at the discretion of management based on an assessment of several factors, including the price and availability of the Company's shares, the Company's financial condition and the overall market environment. Shares repurchased may be reserved for later reissue.

The Company also announced conclusion of its previous Repurchase Program, as amended May 27,
2004, covering 1.8 million shares that had been initially announced on March 19, 2003.

As of October 6, 2004, the Company had 11,170,689 shares of common stock outstanding.

About Checkers Drive-In Restaurants, Inc.

Checkers is headquartered in Tampa, Florida.
For more information about the Company, please visit www.checkers.com.

Except for historical information, this
announcement contains "forward-looking" and
"Safe Harbor" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities
Exchange Act of 1934, as amended and the Private
Securities Litigation Reform Act of 1995. These forward-looking and Safe Harbor statements reflect management's expectations based upon currently available information and data;
however, actual results are subject to future events and uncertainties, which could cause actual results to materially differ from those projected in these statements. Factors that can cause actual results to materially differ include, but are not limited to: the uncertainties associated with litigation; increased advertising, promotions and discounting by competitors which may adversely affect sales; the ability of the Company and its franchisees to open new restaurants and operate new and existing restaurants profitability;
increases in food, labor, utilities, employee benefits and similar costs; economic and political conditions where the Company or its franchisees operate; and new product and concept developments by food industry competitors. Further information regarding factors that could affect the Company's financial and other results is included in the Company's Forms 10Q and 10K, filed with the Securities and Exchange Commission.